EXHIBIT 99.2

                            Agreement of Joint Filing

            Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 25, 2004

                    BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                    By Barington Companies Investors, LLC, its general partner

                    By /s/ James A. Mitarotonda
                       ------------------------------------
                     Name:  James A. Mitarotonda
                     Title: Manager


                    RAMIUS CAPITAL GROUP, LLC

                    By /s/ Jeffrey M. Solomon
                       ------------------------------------
                     Name:  Jeffrey M. Solomon
                     Title: Authorized Signatory


                    RAMIUS HALIFAX PARTNERS, LLC

                    By /s/ Jeffrey M. Solomon
                       ------------------------------------
                     Name:  Jeffrey M. Solomon
                     Title: Authorized Signatory

                    MM COMPANIES, INC.

                    By /s/ Seymour Holtzman
                       ------------------------------------
                     Name:  Seymour Holtzman
                     Title: Chairman of the Board


                    JEWELCOR MANAGEMENT, INC.

                    By /s/ Seymour Holtzman
                       ------------------------------------
                     Name:  Seymour Holtzman
                     Title: Chairman and Chief Executive Officer


                    BARINGTON CAPITAL GROUP, L.P.

                    By: LNA Capital Corp., its General Partner

                    By /s/ James A. Mitarotonda
                       ------------------------------------
                     Name:  James A. Mitarotonda
                     Title: President and Chief Financial Officer


                    RAMIUS SECURITIES, LLC

                    By: Ramius Capital Group, LLC,
                          its managing member

                    By /s/ Peter A. Cohen
                       ------------------------------------
                     Name:  Peter A. Cohen
                     Title: Manager

                    STARBOARD VALUE & OPPORTUNITY FUND, LLC

                    By: Admiral Advisors LLC, its managing member

                    By /s/ Jeffrey A. Solomon
                       ------------------------------------
                     Name:  Jeffrey A. Solomon
                     Title: Authorized Signatory